UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported): August 26, 2022

ESPORTS ENTERTAINMENT GROUP, INC.

(Exact name of Registrant as specified in its charter)

Nevada	001-39262	26-3062752
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Block 6, Triq Paceville

St. Julians, STJ 3109

Malta

(Address of principal executive offices, including zip code)

356 2757 7000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	GMBL	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLW	The Nasdaq Stock Market LLC
10.0% Series A Cumulative Redeemable Convertible Preferred Stock	GMBLP	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	GMBLZ	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Chief People Officer Appointment

On August 26, 2022, the Board of Directors (the “Board”) of Esports Entertainment Group, Inc. (the “Company”) approved the appointment of Ms. Jennifer Pace as the Chief People Officer (the “CPO”) of the Company, effective September 1, 2022 (the “Pace Appointment”). Ms. Pace was promoted from her position as senior vice president of human resources and administration of the Company.

Jennifer Pace, 59, CPO

Jennifer Pace combines over 2.5 years of experience in iGaming/gaming senior management following a 22-year career in the financial services sector. Ms. Pace has served as senior vice president of human resources and administration of the Company since September 2021. Ms. Pace was the Vice President of Payments and People Operations of the Company from April 2020 to September 2021 and the Head of Payments of the Company from January to April 2020. She was also the company secretary for Western Union Business Solutions from February to December 2018 and for Western Union Malta Holdings Limited and Western Union Malta Ltd from December 2017 to December 2018. From November 2014 to December 2018, she was a director of Western Union Business Solutions, Western Union Malta Holdings Limited and Western Union Malta Ltd. From 2011 through 2018, Ms. Pace was the country manager for Western Union Business Solutions, a financial services and B2B payments company. From 2009 to 2011, she was country manager Malta/Cyprus & Lebanon for Travelex Financial Services Ltd, a company involved in financial services and B2B Payments. From 1992 to 2000, she was a business development manager and FX Trader of Thomas Cook Financial Services Ltd, a financial services B2B and B2C company that focused on foreign exchange. Ms. Pace is also currently a director of Esports Entertainment (Malta) Ltd, Prozone Ltd, BHGES PLC., all iGaming licensed companies. Ms. Pace holds a level 3 CISI Finance and Financial Management Services qualification, Level 3 and an MQF Level 7 (MA equivalent) in Advanced Employment Law.

The Board believes that Ms. Pace’s experience in human resources and administration makes her ideally qualified to help lead the Company towards continued growth and success.

On December 17, 2018, the Company and Ms. Pace entered into an employment agreement (the “Pace Agreement”), pursuant to which she was appointed as Head of Payments of the Company. Pursuant to the Pace Agreement, Ms. Pace received an annual salary of $84,000. On September 1, 2021, the Company and Ms. Pace entered into an addendum to the Pace Agreement, appointing Ms. Pace as SVP of HR and Administration. On March 1, 2022, the Company and Ms. Pace entered into an addendum to the Pace Agreement, increasing Ms. Pace’s annual salary to €150,000. On August 25, 2022, in connection with the Pace Appointment, the Company and Ms. Pace entered into an addendum to the Pace Agreement, to memorialize Ms. Pace’s appointment as CPO of the Company, effective September 1, 2022.

Director Appointment

On August 26, 2022, the Board approved the appointment of Mr. John Brackens, Chief Information Officer and Chief Technology Officer of the Company, as a member of the Board, effective September 1, 2022 (the “Brackens Appointment”).

John Brackens, 42, Director

Mr. Brackens combines over 12 years of experience in information technology senior management. Previously, he had been involved in five organizations within the game industry holding positions including Chief Operating Officer, Treasurer, Foreign Director, and Network Operations Manager. Mr. Brackens was appointed Chief Information Officer of the Company on May 15, 2019, and Chief Technology Officer of the Company on September 26, 2019. From 2018 through January 2019, Mr. Brackens was the Operations Director for Carte Blanche Entertainment, Inc., an iGaming company. From 2016 to 2017, he was Chief Operating Officer for Sparkjumpers Pte Ltd., a company involved in video game development and eSports tournament events. From January 2014 to January 2016, he was Manager of Network Operations of Activision Blizzard - Demonware an entertainment company that focused on AAA game development. Mr. Brackens studied Electrical Engineering at Arizona State University.

The Board believes that Mr. Brackens’ experience in information technology makes him ideally qualified to help lead the Company towards continued growth and success as the Company.

Family Relationships

Mr. Brackens does not have a family relationship with any of the current officers or directors of the Company.

Related Party Transactions

There are no related party transactions with regard to Mr. Brackens reportable under Item 404(a) of Regulation S-K.

Compensatory Arrangements

In connection with his Appointment, Mr. Brackens entered into a director agreement with the Company (the “Brackens Agreement”).

Item 5.02 of this Current Report on Form 8-K contains only a brief description of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to the Pace Agreement and the Brackens Agreement, and such description is qualified in its entirety by reference to the full text of the Pace Agreement and the Brackens Agreement, copies of which are filed herewith as Exhibit 10.1 and 10.2.

Item 9.01. Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1	Employment Agreement, and addendums thereto, dated December 17, 2018, by and between Esports Entertainment Group, Inc. and Jennifer Pace.
10.2	Director Agreement, dated August 25, 2022, by and between Esports Entertainment Group, Inc. and John Brackens
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ESPORTS ENTERTAINMENT GROUP, INC.

Dated: August 30, 2022	By:	/s/ Grant Johnson
Grant Johnson
Chief Executive Officer